Rule 497(e)

Registration Nos. 333-258722 and 811-23725

Valkyrie ETF Trust II

(the “Trust”)

Valkyrie Bitcoin Strategy ETF

(the “Fund”)

August 4, 2023

Supplement To the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated January 27, 2023

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, on or around October 3, 2023, the principal investment strategies of Valkyrie Bitcoin Strategy ETF will change to pursue its investment objective through managed exposure to a combination of bitcoin futures contracts and ether futures contracts. In addition, on or about October 3, 2023, the Fund’s name is expected to change to Valkyrie Bitcoin and Ether Strategy ETF. The Fund is expected to continue to trade on The Nasdaq Stock Market LLC under the ticker symbol “BTF”. The foregoing changes will only take effect and are conditioned upon the effectiveness of the Trust’s Post-Effective Amendment No. 23 under the Securities Act of 1933, including any amendments thereto, which has been filed with the Securities and Exchange Commission on August 4, 2023 and contains further information about the changes to the Fund’s name and investment strategy.

Please Retain This Supplement for Future Reference.